                                                                    EXHIBIT 25.1

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ---------------------------
                    THE BANK OF NEW YORK TRUST COMPANY, N.A.

               (Exact name of trustee as specified in its charter)
                                                             95-3571558
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

700 South Flower Street
Suite 500
Los Angeles, California                                      90017
(Address of principal executive offices)                     (Zip code)


                           ---------------------------

                                LAMAR MEDIA CORP.
               (Exact name of obligor as specified in its charter)
                        SEE TABLE OF ADDITIONAL OBLIGORS

Delaware                                                     72-1205791
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

5551 Corporate Boulevard
Baton Rouge, Louisiana                                       70808
(Address of principal executive offices)                     Zip code)

                              --------------------

                          TABLE OF ADDITIONAL OBLIGORS


                                                STATE OR OTHER
                                                JURISDICTION OF
EXACT NAME OF OBLIGOR AS                        INCORPORATION OR           IRS EMPLOYER
SPECIFIED IN ITS CHARTER (1)                    ORGANIZATION               IDENTIFICATION NUMBER

10 Outdoor Advertising, Inc.                    California                 95-4300899
ADvantage Advertising, LLC                      Georgia                    58-2586736
American Signs, Inc.                            Washington                 91-1642046
Canadian TODS Limited (2)                       Nova Scotia, Canada        89206 8438
Colorado Logos, Inc.                            Colorado                   84-1480715
Delaware Logos, L.L.C                           Delaware                   51-0392715
Florida Logos, Inc.                             Florida                    65-0671887
Georgia Logos, L.L.C                            Georgia                    72-1469485
Ham Development Corporation                     California                 33-0262739
Interstate Logos, L.L.C                         Louisiana                  72-1490893
Kansas Logos, Inc.                              Kansas                     48-1187701
Kentucky Logos, LLC                             Kentucky                   62-1839054
Lamar Advan, Inc.                               Pennsylvania               25-1736076
Lamar Advantage GP Company, LLC                 Delaware                   72-1490891


                                                STATE OR OTHER
                                                JURISDICTION OF
EXACT NAME OF OBLIGOR AS                        INCORPORATION OR           IRS EMPLOYER
SPECIFIED IN ITS CHARTER (1)                    ORGANIZATION               IDENTIFICATION NUMBER

Lamar Advantage Holding Company                 Delaware                   76-0619569
Lamar Advantage LP Company, LLC                 Delaware                   76-0637519
Lamar Advantage Outdoor Company, L.P.           Delaware                   74-2841299
Lamar Advertising of Colorado Springs, Inc.     Colorado                   72-0931093
Lamar Advertising of Kentucky, Inc.             Kentucky                   61-1306385
Lamar Advertising of Louisiana, L.L.C           Louisiana                  72-1462297
Lamar Advertising of Michigan, Inc.             Michigan                   38-3376495
Lamar Advertising of Oklahoma, Inc.             Oklahoma                   73-1178474
Lamar Advertising of Penn, LLC                  Delaware                   72-1462301
Lamar Advertising of South Dakota, Inc.         South Dakota               46-0446615
Lamar Advertising of Youngstown, Inc.           Delaware                   23-2669670
Lamar Advertising Southwest, Inc.               Nevada                     85-0113644
Lamar Air, L.L.C                                Louisiana                  72-1277136
Lamar Benches, Inc.                             Oklahoma                   73-1524386
Lamar California Acquisition Corporation        California                 20-0634929
Lamar Canadian Outdoor Company (2)              Nova Scotia, Canada        85994 3300
Lamar Central Outdoor, LLC                      Delaware                   20-2471691
Lamar DOA Tennessee Holdings, Inc.              Delaware                   41-1991164
Lamar DOA Tennessee, Inc.                       Delaware                   41-1882464
Lamar Electrical, Inc.                          Louisiana                  72-1392115
Lamar Florida, Inc.                             Florida                    72-1467178
Lamar I-40 West, Inc.                           Oklahoma                   73-1498886
Lamar Obie Corporation                          Delaware                   33-1109314
Lamar OCI North Corporation                     Delaware                   38-2885263
Lamar OCI South Corporation                     Mississippi                64-0520092
Lamar Ohio Outdoor Holding Corp.                Ohio                       34-1597561
Lamar Oklahoma Holding Company, Inc.            Oklahoma                   73-1474290
Lamar Pensacola Transit, Inc.                   Florida                    59-3391978
Lamar T.T.R., L.L.C                             Arizona                    86-0928767
Lamar Tennessee, L.L.C                          Tennessee                  72-1309007
Lamar Texas General Partner, Inc.               Louisiana                  72-1309003
Lamar Texas Limited Partnership                 Texas                      72-1309005
Lamar Transit Advertising Canada, Ltd. (2)      British Columbia, Canada   86672 4057
Lamar Transit Advertising of New Orleans, LLC   Delaware                   52-2122268
LC Billboard L.L.C                              Delaware                   63-1692342
Maine Logos, L.L.C                              Maine                      72-1492985
Michigan Logos, Inc.                            Michigan                   38-3071362
Minnesota Logos, Inc.                           Minnesota                  41-1800355
Mississippi Logos, L.L.C                        Mississippi                72-1469487
Missouri Logos, LLC                             Missouri                   72-1485587
Nebraska Logos, Inc.                            Nebraska                   72-1137877
Nevada Logos, Inc.                              Nevada                     88-0373108
New Jersey Logos, L.L.C                         New Jersey                 72-1469048
New Mexico Logos, Inc.                          New Mexico                 85-0446801
O.B. Walls, Inc.                                Oregon                     93-1013167
Obie Billboard, LLC                             Oregon                     N/A
Ohio Logos, Inc.                                Ohio                       72-1148212
Oklahoma Logos, L.L.C                           Oklahoma                   72-1469103
Outdoor Marketing Systems, Inc.                 Pennsylvania               23-2659279
Outdoor Marketing Systems, LLC                  Pennsylvania               N/A
Outdoor Promotions West, LLC                    Delaware                   22-3598746
Premere Outdoor, Inc.                           Illinois                   36-4459650
Select Media, Inc.                              Oregon                     02-0654574
South Carolina Logos, Inc.                      South Carolina             58-2152628
Stokely Ad Agency, L.L.C                        Oklahoma                   43-2007969
Tennessee Logos, Inc.                           Tennessee                  62-1649765
Texas Logos, L.P.                               Texas                      72-1490894
The Lamar Company, L.L.C                        Louisiana                  72-1462298
TLC Farms, L.L.C                                Louisiana                  20-0634874
TLC Properties II, Inc.                         Texas                      72-1336624
TLC Properties, Inc.                            Louisiana                  72-0640751
TLC Properties, L.L.C                           Louisiana                  72-1417495
Trans West Outdoor Advertising, Inc.            California                 33-0825978
Transit America Las Vegas, L.L.C                Delaware                   88-0386243
Triumph Outdoor Holdings, LLC                   Delaware                   13-3990438


                                                STATE OR OTHER
                                                JURISDICTION OF
EXACT NAME OF OBLIGOR AS                        INCORPORATION OR           IRS EMPLOYER
SPECIFIED IN ITS CHARTER (1)                    ORGANIZATION               IDENTIFICATION NUMBER

Triumph Outdoor Rhode Island, LLC               Delaware                   05-0500914
Utah Logos, Inc.                                Utah                       72-1148211
Virginia Logos, LLC                             Virginia                   62-1839208
Washington Logos, L.L.C                         Washington                 73-1648809


(1) The address of the principal executive office of each obligor is c/o Lamar Media Corp., 5551 Corporate Boulevard, Baton Rouge, Louisiana 70808.

(2) The identification number specified in the "IRS Employer Identification Number" column is the registrant's Canadian tax identification number.
                                     -------

                    6 5/8% Senior Subordinated Notes due 2015
                       (Title of the indenture securities)
 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
        Name                                                 Address
--------------------------------------------------------------------------------

    Comptroller of the Currency
    United States Department of the Treasury
                                                 Washington, D.C. 20219
    Federal Reserve Bank                         San Francisco, California 94105

    Federal Deposit Insurance Corporation        Washington, D.C. 20429

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

     2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

     3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

     4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).



     6. The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


     Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Jacksonville, and State of Florida, on the 30th day of September, 2005.


                                        THE BANK OF NEW YORK TRUST COMPANY, N.A.

                                        By: /s/ William Cardozo
                                            ------------------------------------
                                        Name:  William Cardozo
                                        Title: Vice President

                                                                       EXHIBIT 7

                       Consolidated Report of Condition of
                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
            of 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017

     At the close of business June 30, 2005, published in accordance with Federal regulatory authority instructions.

                                                                              Dollar Amounts
                                                                              in Thousands

ASSETS
Cash and balances due from
         depository institutions:
         Noninterest-bearing balances
           and currency and coin                                              6,951
         Interest-bearing balances                                                0
Securities:
         Held-to-maturity securities                                            121
         Available-for-sale securities                                       62,361
Federal funds sold and securities
         purchased under agreements to resell:
         Federal funds sold                                                  28,000
         Securities purchased under agreements to resell                     84,000
Loans and lease financing receivables:
         Loans and leases held for sale                                           0
         Loans and leases,
           net of unearned income                                                 0
         LESS: Allowance for loan and
           lease losses                                                           0
         Loans and leases, net of unearned
           income and allowance                                                   0
Trading assets                                                                    0
Premises and fixed assets (including
         capitalized leases)                                                  4,387
Other real estate owned                                                           0
Investments in unconsolidated
         subsidiaries and associated
         companies                                                                0
Customers' liability to this bank
         on acceptances outstanding                                               0
Intangible assets:
      Goodwill                                                              241,763
      Other Intangible Assets                                                16,779
Other assets                                                                 37,918
                                                                           --------
Total assets                                                               $482,280
                                                                           ========



LIABILITIES


Deposits:
         In domestic offices
         Noninterest-bearing                                                       3,291
         Interest-bearing                                                              0
Not applicable
Federal funds purchased and securities
         sold under agreements to repurchase:
         Federal funds purchased                                                       0
         Securities sold under agreements to repurchase                                0
Trading liabilities                                                                    0
Other borrowed money:
         (includes mortgage indebtedness
         and obligations under capitalized
         leases)                                                                  58,000
Not applicable
Bank's liability on acceptances
           executed and outstanding                                                    0
Subordinated notes and debentures                                                      0
Other liabilities                                                                 60,240
                                                                               ---------
Total liabilities                                                              $ 121,531
                                                                               =========
Minority interest in consolidated subsidiaries                                         0

EQUITY CAPITAL

Perpetual preferred stock and related surplus                                          0
Common stock                                                                       1,000
Surplus                                                                          294,125
Retained earnings                                                                 65,668
Accumulated other comprehensive
         income                                                                      (44)
Other equity capital components                                                        0
                                                                               ---------
Total equity capital                                                           $ 360,749
                                                                               =========
Total liabilities, minority interest, and equity capital                       $ 482,280
                                                                               =========



     I, William J. Winkelmann, Vice President of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

     William J. Winkelman      )        Vice President


     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

     Michael K. Klugman         )       President
     Frank P. Sulzberger        )       Vice President